UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 13, 2006

                            CONSOLIDATED ENERGY INC.
             (Exact name of registrant as specified in its charter)

            Wyoming                         3630                 86-0852222
(State or other jurisdiction of (Primary Standard Industrial  (I.R.S. Employer
incorporation or organization)   Classification Code Number) Identification No.)

                             76 GEORGE ROAD
                       BETSY LAYNE, KENTUCKY 41605
           (Address of principal executive offices) (zip code)

                                 (859) 488-0070
              (Registrant's telephone number, including area code)

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

January 13, 2006 Private Placement

     On January 13, 2006, Consolidated Energy, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") pursuant to which the Company sold approximately $5.9 million principal amount of 8% Senior Secured Convertible Notes Due June 30, 2008 ("8% Convertible Notes") to 18 accredited investors. In connection with the sale of the 8% Convertible Notes, the Company issued investors warrants ("Warrants") to purchase an aggregate of approximately 3.3 million shares of the Company's common stock, calculated as 50% of each investor's subscription amount divided by $0.90. Of the $5.9 million principal amount of 8% Convertible Notes, the Company received gross proceeds of $3.4 million. The remaining approximate $2.5 million principal amount of 8% Convertible Notes was paid by investors as follows: (a) $1.8 million was paid by the cancellation of promissory notes sold by the Company on September 23, 2005; (b) $102,000 represents a management fee owed to the lead investor, Gryphon Master Fund, L.P. ("Gryphon"); and (c) the remaining $598,000 represents interest accrued on the Company's 6% Senior Secured Convertible Notes sold February 24, 2005 and pursuant to certain Additional Investment Rights sold February 24, 2005 ("6% Convertible Notes"). The sale and issuance of securities pursuant to the Securities Purchase Agreement was exempt from registration requirements pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

     The 8% Convertible Notes have a final maturity date of June 30, 2008, accrue interest at the rate of 8% per annum, are secured by all of the properties and assets of the Company and each of its subsidiaries pursuant to the terms of a Security Agreement dated January 13, 2006, and are guaranteed by each of the Company's subsidiaries pursuant to a Guaranty Agreement dated January 13, 2006. The 8% Convertible Notes rank pari passu with the Company's outstanding 6% Convertible Notes. Interest may be paid either in cash or with shares of common stock in the sole discretion of the Company. Holders of the 8% Convertible Notes have the right to convert the outstanding principal amount into shares of the Company's common stock from time to time based on a conversion price of $0.90, subject to adjustment. Beginning July 1, 2006, on the first day of each month the Company is required to redeem 1/24th of the outstanding principal of the 8% Convertible Notes (the "Monthly Redemption Amount"). If the transaction is registered on an effective registration statement and certain other conditions are satisfied, the Company may pay the Monthly Redemption Amount with shares of common stock based on a conversion price equal to the lesser of (a) the then conversion price and (b) 80% of the daily volume weighted average price of the common stock for the 10 consecutive trading days prior to the applicable monthly redemption date. In the event the Company's annualized EBITDA for the two fiscal quarters ending December 31, 2006 (the "Annualized EBITDA") is less than $17 million, the conversion price of the 8% Convertible Notes will be reset to equal the greater of (a) $0.30 or (b) a price determined by the following formula: 3 * X/Y where X equals the Annualized EBITDA and Y equals the number of shares of common stock outstanding on a fully diluted basis on December 31, 2006. In addition, if the Company issues or commits to issue or distribute new securities at a price per share less than the current market price or the current conversion price, then the conversion price will be adjusted to reflect such lower price. The conversion price is also subject to adjustment for stock dividends, stock splits, stock combinations and similar dilutive transactions.

     The Warrants have an exercise price of $0.90 per share and are exercisable until January 14, 2011. Holders may exercise the Warrants on a cashless basis after the first anniversary of the initial issuance date and then only in the event that a registration statement covering the resale of the warrant shares is not then effective. In the event the Company's annualized EBITDA for the two fiscal quarters ending December 31, 2006 (the "Annualized EBITDA") is less than $17 million, the exercise price of the Warrants will be reset to equal the greater of (a) $0.30 or (b) a price determined by the following formula: 3 * X/Y where X equals the Annualized EBITDA and Y equals the number of shares of common stock outstanding on a fully diluted basis on December 31, 2006. In addition, if the Company issues or commits to issue or distribute new securities at a price per share less than the current market price or the current exercise price, then the exercise price will be adjusted to reflect such lower price. The exercise price is also subject to adjustment for stock dividends, stock splits, stock combinations and similar dilutive transactions.

     The investors have agreed to restrict their ability to convert the 8% Convertible Notes and exercise the Warrants such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock of the Company.

     Pursuant to the terms of a registration rights agreement, the Company agreed to file a registration statement with the SEC registering the resale of the shares of common stock issuable upon conversion of the 8% Convertible Notes and Warrants on or before February 12, 2006 and cause such registration statement to be declared effective no later than May 31, 2006.

Forbearance Agreement

     On January 13, 2006, the Company entered into a Forbearance Agreement (the "Forbearance Agreement") with the holders of the Company's 6% Convertible Notes. In connection with the Company's private placement described above (the "Private Placement"), holders of the Company's outstanding 6% Convertible Notes waived certain events of default (the "Existing Defaults") by the Company including:
(a) the Company's failure to pay accrued but unpaid interest on the 6% Convertible Notes when due; (2) the Company's failure to comply with the negative and financial covenants of the Company's Securities Purchase Agreement dated February 22, 2005; (3) the Company's failure to comply with certain registration requirements of the Company's Registration Rights Agreement dated February 24, 2005; and (4) the Company's failure to comply with certain other provisions of the 6% Convertible Notes, the February 22, 2005 Securities Purchase Agreement and the February 24, 2005 Registration Rights Agreement to the extent that completion of the Private Placement may cause any processing delay of the Company's pending registration statement with the SEC.

     In connection with the Forbearance Agreement, the Company agreed to release and discharge each of the parties thereto and each of their affiliates from any and all claims that the Company has or ever had against such parties through January 13, 2006. Solely for the purpose of completing the Private Placement, the parties waived the anti-dilution provisions of the 6% Convertible Notes and the related warrants, any existing rights associated with Additional Investment Rights and the right to liquidated damages and other remedies under the February 24, 2005 Registration Rights Agreement. The parties also agreed to forbear from enforcing certain remedies as a result of the Existing Defaults through December 30, 2005.

     Pursuant to the terms of the Forbearance Agreement, the Company and the parties thereto also agreed to the following substantive amendments to the February 22, 2005 Securities Purchase Agreement, the 6% Convertible Notes, the related warrants and the February 24, 2005 Registration Rights Agreement:

     o The minimum EBITDA financial covenants required by the February 22, 2005 Securities Purchase Agreement through March 31, 2006 were deleted.
     o The maximum capital expenditures required by the February 22, 2005 Securities Purchase Agreement were deleted in their entirety.
     o The minimum cash level requirements of the February 22, 2005 Securities Purchase Agreement through June 30, 3006 were deleted.
     o The minimum cash level requirement of the February 22, 2005 Securities Purchase Agreement for the period from July 1, 2006 through September 30, 2006 was changed from $2 million to $1 million.
     o The definition of "Conversion Price" in the 6% Convertible Notes and "Exercise Price" in the related warrants was changed from $1.70 to $0.90.
     o The interest requirement of the 6% Convertible Notes was changed to require interest payments beginning July 1, 2006.

     o A provision was added to the 6% Convertible Notes and the related warrants requiring an adjustment to the conversion price and exercise price in the event the Company's annualized EBITDA for the two fiscal quarters ending December 31, 2006 (the "Annualized EBITDA") is less than $17 million. In such event, the conversion price and exercise price will be reset to equal the greater of (a) $0.30 or (b) a price determined by the following formula: 3 * X/Y where X equals the Annualized EBITDA and Y equals the number of shares of common stock outstanding on a fully diluted basis on December 31, 2006.
     o A provision was added to the 6% Convertible Notes the related warrants requiring an adjustment to the conversion price and exercise price in the event the Company issues or commits to issue or distribute new securities at a price per share less than the current conversion and exercise price.
     o The "Events of Default" provision of the 6% Convertible Notes was amended replacing the event of default for failure to have an effective registration statement within 270 days of the closing date with an event of default for failure to have an effective registration statement within 270 days of the closing date for the Private Placement.
     o An event of default was added to the 6% Convertible Notes for a breach by the Company of any of its representations, warranties or covenants contained in any agreement or document executed in connection with the Private Placement.
     o The required filing date and earliest required effectiveness date of the February 24, 2005 Registration Rights Agreement was changed to February 12, 2006 and May 31, 2006, respectively.

     Notwithstanding the availability of Rule 144, each investor agreed not to sell, offer or otherwise transfer any shares of the Company's common stock beneficially owned by them until the earlier of (a) May 31, 2006 or (b) the date the required registration statement is declared effective by the SEC.

     The parties also entered into an Amended and Restated Security Agreement reflecting the pari passu nature of the 6% Convertible Notes with the 8% Convertible Notes.

     In lieu of cash payment of accrued but unpaid interest due pursuant to the 6% Convertible Notes, the Company issued holders 8% Convertible Notes and Warrants pursuant to the terms of the Private Placement.

     In addition, the Company issued promissory notes ("Promissory Notes") to holders of the 6% Convertible Notes in the aggregate principal amount of $2,366,000 which represents liquidated damages which has accrued and is payable pursuant to the February 24, 2005 Registration Rights Agreement. The Promissory Notes bear interest at the rate of 3% per annum, compounded annually. The full amount of principal and interest is due on June 30, 2008. The Company's obligations pursuant to the Promissory Notes are secured by all of the properties and assets of the Company and each of its subsidiaries pursuant to the terms of the Company's Security Agreement dated January 13, 2006.

     As additional incentive to enter into the Forbearance Agreement, the Company issued each party additional warrants to purchase an aggregate of 1,723,857 shares of the Company's common stock calculated pursuant to the following formula:

                           X = (Y/$0.90) * (0.50 - Z),

where: X = the number of shares of common stock underlying the warrant certificate; Y = the stated aggregate principal amount of all 6% Convertible Notes; and Z = the number of shares of common stock underlying all warrants issued to such party in connection with the 6% Convertible Notes. The additional warrants issued have identical terms to the Warrants sold by the Company pursuant to the Private Placement.

Other Agreements Executed in Connection with the Private Placement

     Also in connection with the Private Placement:

     (a) the Company secured a directors and officers liability insurance policy which provides $10,000,000 of total coverage;

     (b) each of the Company's current officers and directors entered into an agreement to vote all shares of common stock owned by them to increase the Company's authorized shares of common stock from 50 million shares to 100 million shares;

     (c) each of the Company's current officers and directors entered into an agreement to vote for Timothy M. Stobaugh, Robert Chmiel, Jesse Shelmire and Scott Griffith as additional directors of the Company and for a fifth additional director designated by Grypon within 60 days of closing;

     (d) each of the Company's offices and directors entered into lock-up agreement agreeing not to offer, sell, contract to sell, pledge or otherwise dispose of any shares of common stock or other equity securities of the Company for the period ending on January 13, 2007;

     (e) the Company's subsidiary Eastern Consolidated Energy, Inc. entered into an agreement with Kentucky Energy Consultants, Inc. whereby Kentucky Energy Consultants, Inc. agreed to: (i) change its coal sales commission to 2.5% of the gross sales price received by Eastern Consolidated Energy, Inc. on any purchase orders and/or contracts on either spot or contract arrangements, and (ii) forfeit its coal sales commission of 2.5% of gross revenues less trucking costs until such time as the Company reaches $20 million in aggregate EBITDA production;

     (f) the Company's subsidiary Eastern Consolidated Energy, Inc. entered into an agreement with New River Energy Sales Company, Inc. whereby, among other things, New River Energy Sales Company, Inc. agreed to reduce its coal sales commission from 5% to 2.5% of gross coal sales until such time as the Company reaches $20 million in aggregate EBITDA production;

     (g) the Company and its subsidiary CEI Holdings, Inc. entered into an agreement with Saudi American Minerals, Inc. whereby, among other things: (i) the parties terminated that certain Agreement and Plan of Acquisition and Merger dated May 30, 2003 and all subsequent amendments to such agreement; and (ii) the Company agreed to pay $750,000 cash and issue 3 million shares of common stock to Saudi American Minerals, Inc. in exchange for the assignment by Saudi American Minerals, Inc. of a 25% interest in its patented clean coal technology (Patent No. 6,447,559) including any subsequent improvements thereto; and

     (h) the Company entered into a consulting agreement with RC Financial Group, LLC, pursuant to which Robert Chmiel was retained as a non-exclusive financial advisor to the Company for a term of 24 months in exchange for the following compensation: (i) $17,500 each month from January 1, 2006 through June 30, 2006; (ii) $12,500 each month thereafter; and (iii) issuance of a warrant to purchase 150,000 shares of the Company's common stock with an exercise price of $0.90 per share and an expiration date of December 31, 2011.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     See Item 1.01 above.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective January 12, 2006, Barry W. Tackett resigned as the Company's Chief Financial Officer. It is anticipated that Mr. Tackett will continue to serve as a member of the Company's Board of Directors.

     Effective January 13, 2006, Robert Chmiel was appointed interim Chief Financial Officer of the Company. Mr. Chmiel was appointed as interim Chief Financial Officer pursuant to the requirements of the Private Placement. As described under Item 1.01 under the heading "Other Agreements Executed in Connection with the Private Placement" in connection with the Private Placement, the Company entered into a consulting agreement with RC Financial Group, LLC, pursuant to which Robert Chmiel was retained as a non-exclusive financial advisor to the Company for a term of 24 months. In addition, the Company issued RC Financial Group, LLC 20,000 shares of common stock in exchange for financial advisory services rendered by Mr. Chmiel during the four months ended December 31, 2005 assisting the Company with a number of issues including, but not limited to, the Private Placement. Since mid 2003, Mr. Chmiel has run his own CFO Consulting firm where he provides CFO services to both public and private companies, typically in the start-up or growth mode. In September 2003, Mr. Chmiel became the CFO for National Coal Corp. (NASDAQ: NCOC), a coal mining company based in Knoxville, TN. Prior to starting his own consulting firm, Mr. Chmiel served as CFO/COO of Brilliant Digital Entertainment, Inc. beginning in 2000 (AMEX: BDE), a publicly-traded software firm. Previously, he was the President/COO and co-founder of Phase2Media, Inc., a privately held Internet advertising sales and marketing firm, and Chief Financial Officer for BarnesandNoble.com (NASDAQ: BNBN) prior to the online bookseller's IPO. Mr. Chmiel earned his MBA from the Wharton School of Business at the University of Pennsylvania in 1987, and his BA in Economics from The College of the Holy Cross in 1982.

     Effective January 13, 2006, the following persons were appointed as directors of the Company: (a) Timothy M. Stobaugh, (b) Robert Chmiel, (c) Jesse Shelmire and (d) Scott Griffith. Such persons were appointed by the Company's Board of Directors pursuant to the terms of the Company's Securities Purchase Agreement dated January 13, 2006. Robert Chmiel was named to the Company's newly created Budget Committee. None of Timothy M. Stobaugh, Jesse Shelmire and Scott Griffith have been named to a committee of the Board of Directors and the Company at this time has not determined which, if any, committee of the Board of Directors such directors will be named.

     Scott Griffith and Jesse Shelmire are both registered representatives of Stonegate Securities, Inc., the placement agent engaged by the Company in connection with the Private Placement. The Company is obligated to pay Stonegate Securities, Inc. an 8% placement agent fee for services rendered in connection with the Private Placement. The Company paid Stonegate Securities, Inc. a placement agent fee of $825,000 in association with placement of the Company's sale of 6% Convertible Notes and related warrants in February 2005 and the exercise of Additional Investment Rights during 2005. Also in connection with these placements, the Company issued Jesse Shelmire and Scott Griffith warrants to purchase 1,110,290 shares (555,145 shares each) of common stock with term of five years and an exercise price of $1.70 per share. These warrants were exercised on a cashless basis and the Company thereby issued an aggregate of 652,144 shares (326,072 shares each) of common stock to Messrs. Griffith and Shelmire. Except as described above, there has been no other transaction during the last two years, or any proposed transaction, to which the Company was or is to be a party, and in which either Timothy M. Stobaugh, Robert Chmiel, Jesse Shelmire or Scott Griffith had or is to have a direct or indirect material interest.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Exhibit
Number                           Description
-------- -----------------------------------------------------------------------

4.1      Form of 8% Senior Secured Convertible Note Due June 30, 2008

4.2      Form of Warrant Issued January 13, 2006

4.3      Form of Secured Promissory Note Issued January 13, 2006

10.1 Securities Purchase Agreement dated January 13, 2006 by and among Consolidated Energy, Inc. and the investors signatory thereto

10.2 Escrow Agreement dated January 13, 2006 by and between Stonegate Securities, Inc., Consolidated Energy, Inc. and Signature Bank

10.3 Registration Rights Agreement dated January 13, 2006 by and among Consolidated Energy, Inc. and the Purchasers signatory thereto

10.4 Security Agreement dated January 13, 2006 by and among Consolidated Energy, Inc., Eastern Consolidated Energy, Inc., Eastern Consolidated Oil and Gas, Inc., CEI Holdings, Inc., Morgan Mining, Inc., Warfield Processing, Inc., Eastern Coal Energies, Inc. and Gryphon Master Fund, L.P.

10.5 Guaranty dated January 13, 2006 by Eastern Consolidated Energy, Inc., Eastern Consolidated Oil and Gas, Inc., CEI Holdings, Inc., Morgan Mining, Inc., Warfield Processing, Inc. and Eastern Coal Energies, Inc.

10.6     Lock-Up  Agreements of Officers and Directors of  Consolidated  Energy,
         Inc.

10.7 Director Voting Agreement of Officers and Directors of Consolidated Energy, Inc.

10.8 Charter Amendment Voting Agreement of Officers and Directors of Consolidated Energy, Inc.

10.9     Forbearance   Agreement   dated   January   13,  2006  by  and  between
         Consolidated Energy, Inc. and the noteholders signatory thereto

10.10 Amended and Restated Security Agreement dated January 13, 2006 by and among Consolidated Energy, Inc., Eastern Consolidated Energy, Inc., Eastern Consolidated Oil and Gas, Inc., CEI Holdings, Inc., Morgan
         Mining, Inc., Warfield Processing, Inc., Eastern Coal Energies, Inc. and Gryphon Master Fund, L.P.

10.11 Amendment among Eastern Consolidated Energy, Inc. and Kentucky Energy Consultants, Inc.

10.12 Amendment among Eastern Consolidated Energy, Inc. and New River Energy Sales Company, Inc.

10.13 Agreement among Consolidated Energy, Inc., CEI Holdings, Inc. and Saudi American Minerals, Inc.

10.14 Consultant Agreement dated January 1, 2006 by and between Consolidated Energy, inc. and RC Financial Group, LLC

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CONSOLIDATED ENERGY, INC.


Dated: January 17, 2006                     By:  /s/ David Guthrie
                                            --------------------------------
                                            Name:    David Guthrie
                                            Title:   Chief Executive Officer